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                                   FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.
                                     20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      Southern Community Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)

             Delaware                                 63-1176408
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(State of incorporation or organization)  (I.R.S. Employer Identification No.)

     325 Second Street, S.E., Cullman, Alabama                 35055
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      (Address of principal executive offices)               (Zip code)



       Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                       Name of each exchange on which
      to be so registered                       each class is to be registered

             N/A                                             N/A
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     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2), please check the following box. [ ]

     Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.01 per share
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                                (Title of class)

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                                (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered

     The information required by this Item is incorporated by reference to the information provided under the caption "Description of Securities" in Registrant's Registration Statement No. 333-12373 on Form SB-2.

Item 2.  Exhibits

1. Proxy Statement of Registrant (incorporated by reference to exhibit 99.3 to Registrant's Registration Statement No. 333-12373 on Form SB-2).

2. Certificate of Incorporation of Registrant (incorporated by reference to exhibit 3.1 to Registrant's Registration Statement No. 333-12373 on
    Form SB-2).

3. By-laws of Registrant (incorporated by reference to exhibit 3.2 to Registrant's Registration Statement No. 333-12373 on Form SB-2).

4. Form of common stock certificate of Registrant (incorporated by reference to exhibit 4 to Registrant's Registration Statement No. 333-12373 on
    Form SB-2).


                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              Southern Community Bancshares, Inc. (Registrant)

                              By     /s/ William R. Faulk
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                              Date       December 6, 1996
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